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                                                                                                       Exhibit 31.2

                                             CERTIFICATION PURSUANT TO

                                                  RULE 13a-14(a)

I, Blake M. Edwards certify that:

1.       I have reviewed this Quarterly Report on Form 10-Q of Grayson  Bankshares,  Inc. for the period ended June
30, 2008;

2.       Based on my  knowledge,  this report does not contain any untrue  statement of a material  fact or omit to state a material  fact  necessary  to make the  statements  made,  in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my  knowledge,  the  financial  statements,  and other  financial  information  included  in this report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.       The  registrant's  other  certifying  officer  and I are  responsible  for  establishing  and  maintaining disclosure  controls  and  procedures  (as defined in Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and internal control over financial  reporting (as defined in Exchange Act Rules 13a-15(f) and  15d-15(f))for the registrant and have:

         a)       Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         b)       Designed such internal  control over financial  reporting,  or caused such internal  control over financial  reporting to be designed under our supervision,  to provide reasonable  assurance regarding the reliability of financial  reporting and the preparation of financial  statements for external  purposes in accordance with generally accepted accounting principles;

         c)       Evaluated  the  effectiveness  of  the  registrant's   disclosure  controls  and  procedures  and
presented in this report our conclusions about  the  effectiveness of the disclosure  controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         d)       Disclosed  in this  report  any  change  in the  registrant's  internal  control  over  financial reporting that occurred  during  the  registrant's  most  recent  fiscal  quarter (the  registrant's  fourth fiscal quarter in the case of an  annual  report) that has  materially  affected, or is reasonably  likely  to materially affect, the registrant's internal control over financial reporting; and

5.       The registrant's  other certifying  officer and I have disclosed,  based on our most recent  evaluation of internal  control  over  financial  reporting,  to  the  registrant's  auditors  and  the  audit  committee  of the registrant's board of directors (or persons performing the equivalent functions):

         a)       All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control  over financial  reporting  which are reasonably  likely to adversely  affect the  registrant's  ability to record,  process, summarize and report financial information; and

         b)       Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


         Date:  August 14, 2008
                                                     /s/ Blake M. Edwards
                                                     -----------------------
                                                     Blake M. Edwards
                                                     Chief Financial Officer



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